                       REVOLVING LOAN FUND LOAN AGREEMENT
                       ----------------------------------

     THIS LOAN AGREEMENT, made and entered into this 15th day of May, 1996, by and between SHERWOOD FOODS, INC., a North Carolina Corporation, (the "Borrower"), and LAKE COUNTRY DEVELOPMENT CORPORATION, a Virginia non-stock corporation, (the "Lender"); and SHERWOOD BRANDS, INC., a North Carolina Corporation and UZIEL FRYDMAN, Individually, (the "Guarantors").

     WHEREAS, the Borrower desires to borrow from Lender, funds to be used as working capital for its manufacturing plant located in Chase City, Virginia (The "Project"), the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) to be secured as hereinafter provided; and

     WHEREAS, the Borrower has agreed to secure said loan, real estate, fixtures and equipment to be purchased for its manufacturing plant in Chase City, Virginia, as security for said loan; and

     WHEREAS, Borrower and Guarantors desire to further secure the loan by guaranteeing the repayment thereof; and

     WHEREAS, Borrower and Lender desire to set out certain terms and provisions which will govern said loan.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That for and in consideration of the loan of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) from Lender to Borrower and the mutual covenants and promises hereinafter contained. Borrower and Lender agree as follows:

     1. That Lender agrees to loan and does hereby loan to

                                Page 1 of 7 Pages

Borrower the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) out of Lender's Revolving Loan Fund, the receipt whereof is hereby acknowledged.

     2. Borrower shall make and deliver to Lender its promissory note in writing requiring the repayment of the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) to Lender sixty (60) months after date with interest at the rate of five and one-quarter percent (5.25%) per annum at the office of Lender, 200 South Mecklenburg Avenue, P. 0. Box 150, South Hill, Virginia 23970, or at such other place as Lender may designate in writing. Payments under said note shall be deemed late if not paid within fifteen (15) days of the due date, and Borrower shall pay Lender a late penalty of five percent (5%) of all past due principal and interest in the event of such late payment, calculated on the accumulated late payments and penalties, as more particularly provided in the Note.

     3. Borrower and Lender agree that this loan shall be secured to Lender by a lien from the Borrower securing this loan, real estate, fixtures and equipment now acquired by its manufacturing plant in Chase City, Virginia. PROVIDED HOWEVER this lien is subordinate to the lien of Central Fidelity Bank and the same priority of the Virginia Revolving Loan Fund; and the default by the borrower on the Central Fidelity Bank or the Virginia Revolving Loan Fund loan shall constitute default on this loan.

     4. Lender agrees that prepayment of principal may be made at any time without penalty.

                                Page 2 of 7 Pages

     5. Borrower hereby covenants and agrees to maintain, or cause to be maintained, fire and casualty insurance on the building, fixtures and equipment which is the collateral for the land which is the subject of this agreement in the amount of at least Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), with Lake Country Development Corporation, or its assigns as their interests may appear, named as an additional insured.

     6. Borrower shall provide a copy of its in house financial statements to lender on a quarterly basis. Annual audits are required by the Borrower. All financial statements must be signed and dated.

     7. Borrower will comply with the requirements and covenants as stated in the LETTER OF CREDIT with Central Fidelity Bank dated April 17, 1996, which letter is incorporated by reference and made a part of this agreement. (EXHIBIT
A).

     8. Borrower hereby agrees to use all funds borrowed from Lake Country Development Corporation for the purpose of working capital for the acquisition of real estate, fixtures and equipment for its manufacturing plant located in Chase City, Virginia, and in no event to use said funds for interest generating purposes.

     9. Borrower hereby agrees that if its facility is intended for use by the public or for the employment of physically handicapped, it must be accessible to the physically handicapped, pursuant to Public Law 90-480, as amended (42
U.S.C. 4151, et seq.), and the regulations issued thereunder.

     10. Borrower hereby agrees to comply with all applicable


                                Page 3 of 7 Pages
environmental protection laws and statutes including, but not limited to:

     a. The Clean Air Act, as amended (42 U.S.C.7401, et seq.);

     b. The Federal Water Pollution Control Act, as amended (33 U.S.C. 1251, et seq.);

     c. The Safe Drinking Water Act, Public Law 93-523, as amended (42 U.S.C. 300f-300j-9);

     d. The Resource Conservation and Recovery Act of 1976, Public Law 94-580, as amended (42 U.S.C. 6901);

     e. The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law 96-510, as amended, by Superfund Amendments and Reauthorization Act of 1986 (SARA) (42 U.S.C. 6091 et seq.);

     f. All state and local environmental review requirements with all applicable Federal, State and Local Standards.

     11. Borrower hereby agrees that it shall be responsible for all closing costs of this loan, and shall pay upon closing this loan to Lake Country Development Corporation a fee of one percent (1.0 %) of the loan amount, which fee is Two Thousand Five Hundred and 00/100 Dollars ($2,500.00), for its administrative/service fee.

     12. Sherwood Brands, Inc., Guarantor, shall provide a copy of its in house financial statements to lender on a quarterly basis. Annual audits are required by Sherwood Brands, Inc. A personal financial statement is also required by Uziel Frydman on an annual basis. All financial statements must be signed and dated.

     13. If any clause, provision or section of this Revolving

                                Page 4 of 7 Pages

Loan Fund Loan Agreement be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Revolving Loan Fund Loan Agreement shall be construed and enforced as if such illegal or invalid clause, provisions or sections had not been contained herein.

     14. THE BORROWER ACKNOWLEDGES THAT THE FAILURE TO COMPLY WITH ANY PROVISION OF THIS AGREEMENT MAY RESULT IN THE LENDER, AT ITS OPTION, ACCELERATING THE DUE DATE OF THIS LOAN AND DECLARING THAT THE ENTIRE BALANCE, PRINCIPAL AND INTEREST, SHALL BECOME DUE AND PAYABLE AT THE OPTION OF THE HOLDER OF THE PROMISSORY NOTE.

     15. This Agreement shall be construed and interpreted according to the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, Lake Country Development Corporation, the Lender, Sherwood Foods, Inc., the Borrower, and Sherwood Brands, Inc., (Guarantor), have caused this agreement to be duly executed by their respective proper corporate officers who have been duly and properly empowered to do so by proper resolution of their respective boards of directors, and Uziel Frydman, (Individually), have hereunto set their hands and seals, all on the day and year first above written.


                                        SHERWOOD FOODS, INC.
                                        A North Carolina Corporation

                                        By: Uziel Frydman
                                            ------------------------------------
                                        Title: President
                                               ---------------------------------


                                Page 5 of 7 Pages

ATTEST:

/s/ [ILLEGIBLE]
-------------------------------------
             Secretary


                                        LAKE COUNTRY DEVELOPMENT CORPORATION
                                        A Virginia Non-Stock Corporation

                                        By /s/ G. Morris Wells, Jr.
                                           -------------------------------------
                                           G. Morris Wells, Jr., President


ATTEST:

/s/ Joe C. Satterfield
-------------------------------------
Joe Satterfield, Secretary


                                        SHERWOOD BRANDS, INC.
                                        A North Carolina Corporation, Guarantor

                                        By /s/ Uziel Frydman
                                           -------------------------------------
                                        Title  President
                                               ---------------------------------


ATTEST:

/s/ [ILLEGIBLE]
-------------------------------------
             Secretary


                                        UZIEL FRYDMAN


                                        /s/ Uziel Frydman
                                        ----------------------------------------
                                        Individually, Guarantor


STATE OF VIRGINIA
COUNTY OF MECKLENBURG, to-wit:


     The foregoing Revolving Loan Fund Loan Agreement was acknowledged before me this 15th day of May, 1996, by UZIEL FRYDMAN, PRESIDENT, of Sherwood Foods, Inc., a North Carolina Corporation.


                                        /s/ Bruce E. Robinson
                                        ----------------------------------------
                                                     Notary Public

     My commission expires: May 31, 1998.


                                Page 6 of 7 Pages

STATE OF VIRGINIA
COUNTY OF MECKLENBURG, to-wit:


     The foregoing Revolving Loan Fund Loan Agreement was acknowledged before me this 15th day of May, 1996, by G. Morris Wells, Jr., President of Lake Country Development Corporation, a Virginia Non-Stock Corporation.


                                        /s/ Deborah B. Former
                                        ----------------------------------------
                                                     Notary Public

     My commission expires: March 31, 2000.




STATE OF VIRGINIA
COUNTY OF MECKLENBURG, to-wit:


     The foregoing Revolving Loan Fund Loan Agreement was acknowledged before me this 15th day of May, 1996, by UZIEL FRYDMAN, PRESIDENT, of Sherwood Brands, Inc., a North Carolina Corporation.


                                        /s/ Bruce E. Robinson
                                        ----------------------------------------
                                                     Notary Public

     My commission expires: May 31, 1998.




STATE OF VIRGINIA
COUNTY OF MECKLENBURG, to-wit:


     The foregoing Revolving Loan Fund Loan Agreement was acknowledged before me this 15th day of May, 1996, by Uziel Frydman, Individually.


                                        /s/ Bruce E. Robinson
                                        ----------------------------------------
                                                     Notary Public

     My commission expires: May 31, 1998.




                                Page 7 of 7 Pages

                                 PROMISSORY NOTE
                                 ---------------

$250,000.00                                                         May 15, 1996
                                                            South Hill, Virginia

     FOR VALUE RECEIVED, SHERWOOD FOODS, INC., a North Carolina Corporation, promises to pay to the order of Lake County Development Corporation, a Virginia Non-Stock Corporation, the sum of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00), with interest thereon from date until paid, at Five and One-Quarter Percent (5.25%) per annum, negotiable and payable at the office of the payee, 200 South Mecklenburg Avenue, P. 0. Box 150, South Hill, Virginia 23970, or at such other place as the holder of the note may designate in writing from time to time, without offset. It is further agreed by the makers and endorsers hereof that time is of the essence. And the makers and endorsers hereof waive the benefit of the homestead exemptions as to this debt; and waive notice of maturity, presentment, demand, protest, and notice of nonpayment and dishonor of this note; and agree to pay all costs of collection, including reasonable attorney's fees, if it becomes necessary to place this note in the hands of an attorney for collection. The makers and endorsers hereof agree that 15 days after the giving of 10 days notice to the undersigned of default (a) of a payment of any installment hereof, or (b) in the observance of any uncured violation of any covenant contained in the Revolving Loan Fund Loan Agreement, or any other document executed in connection with this loan, the entire balance, principal and interest, shall become due and payable at the option

                                Page 1 of 3 Pages
of the holder or holders hereof. Failure to exercise said option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     This note is payable in nine (9) equal monthly installments of interest only in the amount of ONE THOUSAND NINETY THREE and 75/100 DOLLARS ($1,093.75) each, commencing July 1, 1996 and ending March 1, 1997; and thereafter this note is payable in fifty one (51) equal monthly payments of principal and interest of FIVE THOUSAND FOUR HUNDRED SEVENTY NINE and 83/100 DOLLARS ($5,479.83) each, commencing on the 1st day of April, 1997, and a like sum on the 1st day of each and every month thereafter until paid, except if not sooner paid, the entire indebtedness shall be due and payable on June 1, 2001.

     Optional prepayment is permitted at any time in whole or in part without penalty. Any such partial payment shall be applied to installments of principal in inverse chronological order, but such prepayments shall not reduce the amount of the monthly payments set forth above. Payments not received by the 15th day of the month in which they are due shall be subject to a late charge of five percent (5%), provided said late charge shall apply on the accumulated late monthly installments and penalty as set forth herein or as determined in accordance herewith, and shall not operate or be construed to apply to the outstanding principal balance of this Note in the event the same becomes due and payable prior to maturity.


                                Page 2 of 3 Pages

     IN WITNESS WHEREOF, SHERWOOD FOODS, INC., a North Carolina Corporation, has caused this note to be duly executed by its proper corporate officers who have been duly and properly empowered to do so by proper resolution of its board of directors has exeucuted this note, this 15th day of May, 1996.



                                        SHERWOOD FOODS, INC.,
                                        A North Carolina Corporation

                                        By /s/ Uziel Frydman
                                           -------------------------------------
                                        Title  President
                                               ---------------------------------



ATTEST:

/s/ [ILLEGIBLE]
-------------------------------------
             Secretary



                                Page 3 of 3 Pages

                                  DEED OF TRUST
                                  -------------

     THIS DEED OF TRUST, made and entered into this 15th day of May, 1996, by and between SHERWOOD FOODS, INC., a North Carolina Corporation, party of the first part, and BRUCE E. ROBINSON, TRUSTEE, of South Hill, Virginia, party of the second part;

                                   WITNESSETH:

     THAT for and in consideration of the sum of TEN DOLLARS ($10.00) cash in hand paid, and other good and valuable consideration, the receipt of all of which is hereby acknowledged, the said party of the first part does hereby grant and convey with General Warranty of Title unto the said Bruce E. Robinson, Trustee, the real estate described in the attached EXHIBIT A.

     IN TRUST, to secure to Lake Country Development Corporation, a Virgina Non-Stock Corporation, or its successors and assigns, the payment of a certain promissory note bearing even date herewith in the principal sum of TWO HUNDRED FIFTY THOUSAND 00/100 DOLLARS ($250,000.00) plus interest from date on the unpaid balance until paid at the rate of Five and One-Quarter Percent (5.25%) per annum, and made by Sherwood Foods, Inc., which loan will result in direct financial benefits to said party of the first part. The said principal and interest shall be payable at the office of Lake Country Development Corporation, 200 South Mecklenburg Avenue, P.O. Box 150, South Hill, Virginia 23970, or at such other place as the holder may designate in writing, in nine (9) equal monthly payments of interest only in the amount of ONE THOUSAND NINETY THREE and 75/100 DOLLARS ($1,093.75) each, commencing July 1, 1996 and ending

                                Page 1 of 5 Pages

March 1, 1997; and thereafter this note is payable in fifty one (51) equal monthly payments of principal and interest in the amount of FIVE THOUSAND FOUR HUNDRED SEVENTY NINE and 83/100 DOLLARS ($5,479.83) each, commencing on the the 1st day of April, 1997, and a like sum on the 1st day of each and every month thereafter until paid, except if not sooner paid, the entire indebtedness shall be due and payable on June 1, 2001.

     If all or any part of the property or an interest therein is sold or transferred by Borrower without Lender's prior written consent, excluding (a) the creation of a lien or encumbrance subordinate to this Deed of Trust, (b) a transfer by devise, descent or by operation of law, or (c) the grant of any leasehold interest of three years or less not containing an option to purchase, Lender may, at Lender's option, declare all sums secured by this Deed of Trust to be immediately due and payable. Lender shall have waived such option to accelerate if, prior to the sale or transfer, Lender and the person to whom the property is to be sold or transferred reach an agreement in writing that the credit of such person is satisfactory to Lender and that the interest payable on the sums secured by this Deed of Trust shall be at such rate as Lender shall request. If Lender has waived the option to accelerate provided herein, and if Borrower's successor in interest has executed a written assumption agreement accepted in writing by Lender, Lender shall release Borrower from all obligations under this Deed of Trust and Note.

     If Lender exercises such option to accelerate, Lender shall

                               Page 2 of 5 Pages
mail Borrower notice of acceleration by certified mail addressed to Borrower; such notice shall provide a period of not less than 30 days from the date the notice is mailed within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted by this Deed of Trust.

     This Deed of Trust constitutes a second lien on this property and is subordinate to deed of trust to Central Fidelity Bank.

     This Deed of Trust is made subject to and shall be construed and executed in accordance with Sections 55-59 and 55-60 of the Code of Virginia of 1950, as amended, and in short form as said sections provide: Subject to all upon default; Exemptions waived; Right of anticipation reserved; Renewal or extension permitted; Insurance required: $250,000.00; Substitution of trustee permitted; Advertising required: by publication for once a week for at least two consecutive weeks in at least one newspaper of general circulation in Mecklenburg County, Virginia, and such other as the Trustee may deem advisable.

     IN WITNESS WHEREOF, Sherwood Foods, Inc., a North Carolina Corporation has caused this agreement to be executed by its officers, all on the day and year first above written.


                                        SHERWOOD FOODS, INC.,
                                        A North Carolina Corporation

                                        By /s/ Uziel Frydman
                                           -------------------------------------
                                        Title  President
                                               ---------------------------------


                                Page 3 of 5 Pages

ATTEST:

/s/ [ILLEGIBLE]
-------------------------------------
             Secretary


STATE OF VIRGINIA
COUNTY OF MECKLENBURG, to-wit:

     The foregoing instrument was acknowledged before me this 15th day of May, 1996, by UZIEL FRYDMAN, PRESIDENT of Sherwood Foods, Inc., a North Carolina Corporation.


                                        ----------------------------------------
                                        Notary Public



     My commission expires:
                           ---------------------------------.




                                Page 4 of 5 Pages

Sherwood Foods, Inc. Deed of Trust




                                    EXHIBIT A

ALL that certain tract or parcel of land located in the Town of Chase City, Mecklenburg County, Virginia, containing TEN AND 00/100 (10.00) ACRES, more or less, as shown on a survey prepared by Crutchfield & Associates, Inc., dated April 11, 1996. Said survey is recorded in the Clerk's Office of the Circuit Court of Mecklenburg County, Virginia, in New Plat Book 8, page 277, and reference is made thereto for a more complete description of the said 10.00 acres and the metes and bounds description thereon is by reference incorporated herein. Said property is bounded on the North by lands of Parker Oil Company; on the East by lands of John D. and Jean S. Farmer; on the South by lands of Okla
W. Talbert; and on the West by Virginia State Route 92.

BEING the same real estate conveyed to Sherwood Foods, Inc., a North Carolina Corporation, by deed from Hampco Apparel, Inc., formerly known as Standard Garments, Inc., dated April 17, 1996, recorded April 18, 1996, in the aforesaid Clerk's Office in Deed Book 500, page 360.

                                GUARANTY OF NOTE
                                ----------------

May 15, 1996

     WHEREAS, SHERWOOD FOODS, INC., a North Carolina Corporation, (hereinafter called the "Borrower") desires to borrow TWO HUNDRED FIFTY THOUSAND and 00/100 Dollars ($250,000.00) from Lake Country Development Corporation, Non-Stock Virginia Corporation, (hereinafter called the "Lender") to be evidenced by Borrower's note (hereinafter call the "Note") bearing even date herewith and payable to Lake Country Development Corporation.

     NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, and in order to induce Lake Country Development Corporation to make the loan referred to above from its Revolving Loan Fund, the undersigned hereby individually guarantee to the Lender the payment of the Note in a sum up to, but not in excess of, TWO HUNDRED FIFTY THOUSAND and 00/100 Dollars ($250,000.00) plus interest and collection fees thereon, and to that end, the undersigned individually agree to make such payment to Lender if there shall be any default by the Borrower in the payment of the Note.

     Except for the limitation on the amount of the maximum liability of the undersigned, this is an unconditional guarantee and the liability of the undersigned to the Lender shall not be further limited to a proportionate part of the total liability of the Borrower of the Note.

     This is a guarantee of payment and not of collection.

     The undersigned hereby agree, upon demand, to reimburse the

                                Page 1 of 2 Pages

Lender, to the extent that such reimbursement is not made by the Borrower, for all expenses, including the cost of collection (including reasonable attorney fees) incurred by the Lender in connection with the Note or the obligations of the undersigned hereunder or the collection thereof.

     No delay on the part of the Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights, and each reference herein to the Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this guarantee shall also insure.

     WITNESS the following signatures and seals:



                                        SHERWOOD BRANDS, INC.
                                        A North Carolina Corporation
                                        GUARANTOR

                                        By /s/ Uziel Frydman
                                           -------------------------------------
                                        Title  President
                                               ---------------------------------



ATTEST:

/s/ [ILLEGIBLE]
-------------------------------------
             Secretary


                                        UZIEL FRYDMAN, GUARANTOR


                                        /s/ Uziel Frydman
                                        ----------------------------------------
                                                      Individually




                                Page 2 of 2 Pages